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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]

Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to 240.14a-12

                         The Hartford Mutual Funds, Inc.
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                (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[_]   Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:






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                                                                [HARTFORD LOGO]

May XX, 2007






Dear Shareholder:

The Hartford Mutual Funds, Inc. recently mailed you a set of proxy materials in connection with a special meeting of shareholders of The Hartford Income Allocation Fund, scheduled for June 26, 2007. The voting instruction form included in that set incorrectly identified the proposal applicable to you; please discard that voting instruction form.

Included with this letter is a corrected voting instruction form which has the correct proposal which is applicable to you. If you have already voted via return mail, telephone or the internet, please submit your vote again. The last proxy vote submitted in time to be voted for the Shareholder meeting, whether by return mail, phone or internet will be the vote that is counted and will revoke all previous votes. Your previous vote will not count toward the applicable proposal so we encourage you to take the time to vote again. We apologize for any inconvenience this may cause.

The Hartford Mutual Funds values your business and we strive to meet your needs as you conduct business with us. If you have any questions concerning the content of this letter, please contact one of our Representatives at 1-866-408-8079, Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.


Sincerely,

/s/ Denise Settimi

Denise Settimi
Assistant Vice President and Director
The Hartford Mutual Funds


                                                        Harford Administrative
                                                        Services Company

                                                        P.O. Box 64387
                                                        St. Paul, MN 55164-0387
                                                        www.HartfordInvestor.com